EXHIBIT 10.1

                         COMMON STOCK PURCHASE AGREEMENT

         AGREEMENT entered into as of the 31st day of December, 1997, by and among AMERICA ONLINE, INC., a Colorado corporation with a principal place of business at P.O. Box 3755, Englewood, CO 80155 (the "Company") and CHARLES T. GOULD, with an address at 4562 S. Durey Way, Aurora, CO 80015 ("Purchaser").

         WHEREAS, the Company desires to sell, and the Purchaser desires to sell, an aggregate of thirty-five million seven hundred and ninety thousand (35,790,000) shares (the "Shares") of the Company's Common Stock, par value $.0001 per share (the "Common Stock") upon the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the Company and the Purchaser hereby agree as follows:

                          SECTION 1: SALE OF THE SHARES

         1.1 Sale of the Shares. Subject to the terms and conditions hereof, and in reliance upon the representations, warranties and agreements contained herein, the Company will sell and deliver to the Purchaser and the Purchaser will purchase from the Company, upon the execution and delivery hereof, the Shares for a purchase price equal to cancellation of all existing indebtedness of the Company to Purchaser.

                        SECTION 2: CLOSING DATE; DELIVERY

         2.1 Closing Date. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held following the execution and delivery of this Agreement (the "Closing Date") at such time and place as shall be mutually agreed upon by the Company and the Purchaser.

         2.2 Delivery; Conversion of Principal and Interest Due. At the Closing, the Company will deliver to the Purchaser stock certificates registered in the Purchaser's name, representing the number of Shares to be purchased by Purchaser hereunder, against payment of the purchase price therefor by forgiveness of all indebtedness, including all principal and interest owed by the Company to Purchaser pursuant to certain loans made by Purchaser to the Company, upon which all such principal and interest shall be deemed paid in full by the Company and as to which the Purchaser hereby releases and discharges the Company in full thereupon.

              SECTION 3: REPRESENTATIONS AND WARRANTIES OF COMPANY

         3.1 Capitalization. The Company hereby represents and warrants to the Purchaser that, immediately prior to the Closing, the Company's authorized capital stock will consist of 1,000,000,000 shares of its Common Stock, of which 89,710,000 shares will be issued and outstanding immediately prior to the Closing.

             SECTION 4: REPRESENTATIONS AND WARRANTIES OF PURCHASER

         The Purchaser hereby represents and warrants to the Company as follows:

         4.1 Experience. It has such knowledge and experience in financing and business matters that it is capable of evaluating the merits and risks of an investment in the Shares and of making an informed decision and has the capacity to protect its own interests.

         4.2 Investment; Access to Data. It is acquiring the Shares for investment for its own account, not as a nominee or agent and not with the view to, or for resale in connection with, any distribution thereof. It has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and has been supplied with all information it deems necessary to make an informed investment decision. It acknowledges that the Company operates as a public "shell" seeking to acquire or merge with an operating business, as to which there can be no assurance, possibly causing an entire loss of Purchaser's investment in the Company.

         4.3 Authorization. (a) This Agreement, upon execution and delivery thereof, will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally.

                  (b) The execution, delivery and performance by Purchaser of this Agreement and compliance therewith and the purchase and sale of the Shares will not result in a violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or Federal law to which Purchaser is subject, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Purchaser is a party or by which it is bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Purchaser pursuant to any such term.

         4.4 Accredited Investor. Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended by virtue of Purchaser's status as a director, Chairman and President of the Company.

                            SECTION 5: MISCELLANEOUS

         5.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Colorado, without regard to conflicts of laws principles thereof.

         5.2 Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing.

         5.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         5.4 Entire Agreement; Amendment; Waiver. This Agreement constitutes the entire and full understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all the parties hereto.

         5.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together, shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

                                                 AMERICA ONLINE, INC.


                                                 By:
                                                 Charles T. Gould, President

                                                 /S/ CHARLES T. GOULD
                                                 -----------------------------
                                                 CHARLES T. GOULD

                                                                   EXHIBIT 10.2

                         COMMON STOCK PURCHASE AGREEMENT

         AGREEMENT entered into as of the 14th day of July, 1998, by and between Morlex, Inc., a Colorado corporation with offices in Englewood, Colorado (the "Company") and Steven J. Goodman with an address at 2910 Red Hill Ave., Costa Mesa, California 92626 ("Purchaser").

         WHEREAS, the Purchaser desires to purchase, and the Company desires to sell, an aggregate of ninety-four million two hundred and sixty thousand (94,260,000) shares (the "Shares") of the Company's Common Stock, par value $.0001 per share (the "Common Stock") upon the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Purchaser and the Company hereby agree as follows:

                          SECTION 1: SALE OF THE SHARES

         1.1 Sale of the Shares. Subject to the terms and conditions hereof, the Company will sell and deliver to the Purchaser and the Purchaser will purchase from the Company, upon the execution and delivery hereof, the Shares for a purchase price equal to par value of each share, at $.0001 per share or an aggregate of $9,426, of which $3,000 will be paid in cash and the remainder is deemed paid by the previous rendering, during 1998, of consulting and financial advising services to the Company by Purchaser.

                        SECTION 2: CLOSING DATE; DELIVERY

         2.1 Closing Date. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held immediately following the execution and delivery of this Agreement.

         2.2 Delivery at Closing. At the Closing, the Company will deliver to the Purchaser stock certificates registered in the Purchaser's name, representing the number of Shares to be purchased by Purchaser hereunder, against payment of the purchase price therefor by check of the Purchaser.

              SECTION 3: REPRESENTATIONS AND WARRANTIES OF COMPANY

         3.1 Capitalization. The Company hereby represents and warrants to the Purchaser that, immediately prior to the Closing, the Company's authorized capital stock will consist of 1,000,000,000 shares of its Common Stock, of which 125,680,000 shares will be issued and outstanding immediately prior to the Closing.

             SECTION 4: REPRESENTATIONS AND WARRANTIES OF PURCHASER

         The Purchaser hereby represents and warrants to the Company as follows:

         4.1 Experience. It has such knowledge and experience in financing and business matters that it is capable of evaluating the merits and risks of an investment in the Shares and of making an informed decision and has the capacity to protect its own interests.

         4.2 Investment; Access to Data. It is acquiring the Shares for investment for its own account, not as a nominee or agent and not with the view to, or for resale in connection with, any distribution thereof. It has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and has been supplied with all information it deems necessary to make an informed investment decision. It acknowledges that the Company operates as a public "shell" seeking to acquire or merge with an operating business, as to which there can be no assurance, possibly causing an entire loss of Purchaser's investment in the Company.

         4.3 Authorization. (a) This Agreement, upon execution and delivery thereof, will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally.

                  (b) The execution, delivery and performance by Purchaser of this Agreement and compliance therewith and the purchase and sale of the Shares will not result in a violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or Federal law to which Purchaser is subject, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Purchaser is a party or by which it is bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Purchaser pursuant to any such term.

         4.4 Accredited Investor. Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.

                            SECTION 4: MISCELLANEOUS

         4.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Colorado, without regard to conflicts of laws principles thereof.

         4.2 Survival. The terms, conditions and agreements made herein shall survive the Closing.

         4.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         4.4 Entire Agreement; Amendment; Waiver. This Agreement constitutes the entire and full understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all the parties hereto.

         4.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together, shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

                                                MORLEX, INC.


                                                By:

                                                /S/ CHARLES T. GOULD
                                                -----------------------------
                                                CHARLES GOULD, PRESIDENT



                                                /s/ STEVEN J. GOODMAN
                                                -----------------------------
                                                STEVEN J. GOODMAN

                                                                   EXHIBIT 10.3

                         COMMON STOCK PURCHASE AGREEMENT

         AGREEMENT entered into as of the 14th day of July, 1998, by and between Morlex, Inc., a Colorado corporation with offices in Englewood, Colorado (the "Company") and Lawrence E. Kaplan with an address at 150 Vanderbilt Motor Parkway, Suite 311, Hauppauge, New York 11788 ("Purchaser").

         WHEREAS, the Purchaser desires to purchase, and the Company desires to sell, an aggregate of ninety-four million two hundred and sixty thousand (94,260,000) shares (the "Shares") of the Company's Common Stock, par value $.0001 per share (the "Common Stock") upon the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company and the Purchaser hereby agree as follows:

                          SECTION 1: SALE OF THE SHARES

         1.1 Sale of the Shares. Subject to the terms and conditions hereof, the Company will sell and deliver to the Purchaser and the Purchaser will purchase from the Company, upon the execution and delivery hereof, the Shares for a purchase price equal to par value of each share, at $ .0001 per share or an aggregate of $9,426, of which $3,000 will be paid in cash and the remainder is deemed paid by the previous rendering, during 1998, of and consulting and financial advising services to the Company by Purchaser.

                        SECTION 2: CLOSING DATE; DELIVERY

         2.1 Closing Date. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held immediately following the execution and delivery of this Agreement.

         2.2 Delivery at Closing. At the Closing, the Company will deliver to the Purchaser stock certificates registered in the Purchaser's name, representing the number of Shares to be purchased by Purchaser hereunder, against payment of the purchase price therefor by check of the Purchaser.

              SECTION 3: REPRESENTATIONS AND WARRANTIES OF COMPANY

         3.1 Capitalization. The Company hereby represents and warrants to the Purchaser that, immediately prior to the Closing, the Company's authorized capital stock will consist of 1,000,000,000 shares of its Common Stock, of which 125,680,000 shares will be issued and outstanding immediately prior to the Closing.

             SECTION 4: REPRESENTATIONS AND WARRANTIES OF PURCHASER

         The Purchaser hereby represents and warrants to the Company as follows:

         4.1 Experience. It has such knowledge and experience in financing and business matters that it is capable of evaluating the merits and risks of an investment in the Shares and of making an informed decision and has the capacity to protect its own interests.

         4.2 Investment; Access to Data. It is acquiring the Shares for investment for its own account, not as a nominee or agent and not with the view to, or for resale in connection with, any distribution thereof. It has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and has been supplied with all information it deems necessary to make an informed investment decision. It acknowledges that the Company operates as a public "shell" seeking to acquire or merge with an operating business, as to which there can be no assurance, possibly causing an entire loss of Purchaser's investment in the Company.

         4.3 Authorization. (a) This Agreement, upon execution and delivery thereof, will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally.

                  (b) The execution, delivery and performance by Purchaser of this Agreement and compliance therewith and the purchase and sale of the Shares will not result in a violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or Federal law to which Purchaser is subject, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Purchaser is a party or by which it is bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Purchaser pursuant to any such term.

         4.4 Accredited Investor. Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.

                            SECTION 4: MISCELLANEOUS

         4.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York, without regard to conflicts of laws principles thereof.

         4.2 Survival. The terms, conditions and agreements made herein shall survive the Closing.

         4.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         4.4 Entire Agreement; Amendment; Waiver. This Agreement constitutes the entire and full understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all the parties hereto.

         4.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together, shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

                                                 MORLEX, INC.


                                                 By:

                                                 /S/ CHARLES T. GOULD
                                                 -----------------------------
                                                 CHARLES GOULD, PRESIDENT


                                                 /s/ LAWRENCE E. KAPLAN
                                                 -----------------------------
                                                 LAWRENCE E. KAPLAN